CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Fixed Income Opportunities Fund

Servicing Class (CNRZX)

Class N (RIMOX)

Supplement dated May 18, 2026, to the Summary Prospectus, Prospectus and Statement of Additional Information

dated January 28, 2026

The Board of Trustees of City National Rochdale Funds (the “Trust”) has approved the reorganization of the City National Rochdale Fixed Income Opportunities Fund (the “Acquired Fund”), a series of the Trust, into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), a series of American Beacon Funds advised by American Beacon Advisors, Inc. (“American Beacon”) and sub-advised by TwentyFour Asset Management (US) LP (“TwentyFour”). The proposed reorganization of the Acquired Fund is subject to approval by its shareholders and certain other closing conditions being satisfied.

The reorganization was proposed by RBC Rochdale, LLC (“RBC Rochdale”), the investment adviser to the Acquired Fund. RBC Rochdale and American Beacon have entered into an asset purchase agreement pursuant to which American Beacon will acquire certain assets related to RBC Rochdale’s business of providing investment advisory services to the Acquired Fund. The closing of this transaction between RBC Rochdale and American Beacon is contingent upon certain conditions, including the approval of the reorganization by Acquired Fund shareholders. There is no assurance that the transaction will close.

The Board of Trustees of the Trust has also approved TwentyFour as an additional sub-adviser to the Acquired Fund effective on or about May 25, 2026. The Acquired Fund’s current sub-advisers will continue to provide sub-advisory services to the Acquired Fund.

Proposed Reorganization

Management of the Trust intends to send shareholders of the Acquired Fund a combined proxy statement/prospectus (“Proxy Statement”) during the third quarter of 2026. The Proxy Statement will contain important information about the proposed reorganization and the Acquiring Fund, as well as voting instructions.

If the proposed reorganization of the Acquired Fund is approved by its shareholders, and certain other closing conditions are satisfied, including the closing of the transaction between RBC Rochdale and American Beacon, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities, and shareholders of the Acquired Fund will receive shares of the Acquiring Fund having equivalent value to the shares of the Acquired Fund they held on the date of the reorganization. Shareholders of Class N shares of the Acquired Fund will receive Y Class shares of the Acquiring Fund in the reorganization. The reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Acquired Fund or its shareholders as a direct result of the reorganization. If approved by Acquired Fund shareholders, and the other closing conditions are satisfied, the reorganization is expected to close in the third or fourth quarter of 2026.

Acquired Fund shareholders are urged to read the Proxy Statement relating to the proposed reorganization carefully because the Proxy Statement will contain important information about the proposed reorganization, including information with respect to the investment objectives, risks, charges and expenses of the Acquiring Fund and other important information that Acquired Fund shareholders should carefully consider. This supplement is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of a proxy from any Acquired Fund shareholder.

New Sub-Adviser

Effective on or about May 25, 2026, TwentyFour will become an additional sub-adviser to the Acquired Fund. TwentyFour will enter into a sub-advisory agreement with RBC Rochdale pursuant to which TwentyFour will render sub-advisory services to the Acquired Fund, and RBC Rochdale will pay TwentyFour a sub-advisory fee for its services.

TwentyFour, 66 Hudson Boulevard 34th Floor, Suite 3401, New York, NY 10001, is an investment advisory firm formed in 2016 as a Delaware limited partnership. TwentyFour and its General Partner, TwentyFour Asset Management (US) Holdings LLC, are wholly-owned subsidiaries of TwentyFour’s Limited Partner, TwentyFour Asset Management LLP (“TwentyFour AM”), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority and registered with the SEC. TwentyFour AM is, in turn, a wholly owned subsidiary of Vontobel Asset Management UK Holdings Ltd., which is a wholly owned subsidiary of Vontobel Holding AG. As of September 30, 2025, TwentyFour had assets under management of $23.2 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.